Van Kampen Real Estate Securities Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2006 - June 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Morgan  2/17/  18,000  $20.00 $360,00  91,160    0.51%  0.24%   Morgan  Merril
   s      06    ,000           0,000                            Stanle     l
 Hotel                                                            y,     Lynch
 Group                                                          Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                y, JMP
                                                                Securi
                                                                 ties